UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 31, 2005
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-10382 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
Valley Forge Scientific Corp.
3600 Horizon Drive
King of Prussia, Pennsylvania 19406
(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
$1.427 Million Loan
     On October 31, 2005, Synergetics, Inc. (the “Borrower”), a wholly owned subsidiary of the registrant, refinanced certain indebtedness through execution of a Business Loan Agreement (the “$1.427 Million Loan Agreement”), dated September 30, 2005, in the principal amount of $1,427,105 (the “$1.427 Million Loan”) with Union Planters Bank NA (the “Lender”). The $1.427 Million Loan Agreement has a maturity date of September 30, 2008. Pursuant to the agreement, the Borrower made certain customary representations, warranties and covenants. In addition, the $1.427 Million Loan Agreement contains a debt covenant pursuant to which earnings before interest, depreciation and amortization divided by interest expense plus current maturities of long-term debt for the Borrower and the registrant on a consolidated basis must be greater than 1.20.
     Payment of indebtedness pursuant to the $1.427 Million Loan Documents may be accelerated upon an Event of Default, if not cured as provided in the respective agreements. The $1.427 Loan Agreement defines Default as (i) payment default; (ii) other defaults (failure to comply with the terms, obligations, covenants or conditions of the $1.427 Loan Agreement); (iii) false or misleading warranties, representations or statements made by Borrower to Lender; (iv) insolvency (in which case accelerated payments are due automatically); (v) defective collateralization; (vi) commencement of creditor forfeiture or foreclosure proceedings; (vii) any of the preceding events occurring with respect to any Guarantor; (viii) change in ownership; (ix) material adverse change in Borrower’s financial condition, or Lender believes prospect of performance is impaired; and (x) Lender believes itself insecure.
     As collateral, and pursuant to that certain Commercial Security Agreement (the “$1.427 Million Security Agreement”) executed on October 31, 2005 and dated September 30, 2005 between the Borrower and the Lender, the Borrower granted the Lender a security interest in certain property, including but not limited to all accounts, inventory, equipment, investment property, letter-of-credit rights, general intangibles, patents and trademarks. In connection with the $1.427 Million Loan, on October 31, 2005, the Borrower also executed a promissory note in the principal amount of $1,427,105 (the “$1.427 Million Note”) dated September 30, 2005, with a maturity date of September 30, 2008 and a variable interest rate equal to the prime rate as published by The Wall Street Journal (the “Index Rate”), which was 6.75% as of September 30, 2005, in favor of the Lender. The terms of the $1.427 Million Note require 35 monthly principal payments of $39,641.81 and one final principal and interest payment of $39,872.07, subject to any payment changes resulting from changes in the Index Rate.
     The registrant guaranteed the $1.427 Million Loan pursuant to a Commercial Guaranty (collectively with the $1.427 Million Loan Agreement, the $1.427 Million Security Agreement and the $1.427 Million Note, the “$1.427 Million Loan Documents”) executed on October 31, 2005 and dated September 30, 2005. The amount of the guaranty is unlimited.
     Each of the $1.427 Million Loan Documents was filed as an exhibit to the registrant’s annual report on Form 10-K for the fiscal year ended July 31, 2005, and is incorporated herein by reference.
$1 Million Revolver
     On October 31, 2005, the Borrower executed a Business Loan Agreement (the “$1 Million Revolver Agreement”), dated September 30, 2005, in the principal amount of $1,000,000 (the “$1 Million Revolver,” and together with the $1.427 Million Loan, the “Loans”) with the Lender. The $1 Million Revolver Agreement has a maturity date of September 30, 2006. Pursuant to the $1 Million Revolver Agreement, the Borrower made certain customary representations, warranties and covenants. In addition, the $1 Million Revolver Agreement contains a debt covenant identical to that contained in the $1.427 Million Loan Agreement.
     Payment of indebtedness pursuant to the $1 Million Revolver Documents may be accelerated upon an Event of Default, if not cured as provided in the respective agreements. The $1 Million Revolver Agreement contains a definition of Default identical to that contained in the $1.427 Loan Agreement.
     As collateral, and pursuant to that certain Commercial Security Agreement (the “$1 Million Security Agreement”) executed on October 31, 2005 and dated September 30, 2005 between the Borrower and the Lender, the Borrower granted the Lender a security interest in certain property, including but not limited to all accounts, inventory, equipment, investment property, letter-of-credit rights, general intangibles, patents and trademarks. In connection with the $1 Million Revolver, on October 31, 2005, the Borrower also executed a change in terms agreement (the “$1 Million Note”) relating to a promissory note from the Borrower to the Lender dated November 3, 2003 in the original principal amount of $1,000,000. The $1 Million Note, dated September 30, 2005, is in the principal amount of $1,000,000, with a maturity date of September 30, 2008 and a variable interest rate equal to the Index Rate, which was 6.75% as of September 30, 2005, in favor of the Lender. Pursuant to the terms of the $1 Million Note, the $1 Million Revolver is to be paid in one payment of all outstanding principal plus all accrued unpaid interest on September 30, 2006. In addition, the $1 Million Note requires monthly payments of all accrued unpaid interest due. As of November 2, 2005, the balance of the $1 Million Revolver is $1,000,000.
     The registrant guaranteed the $1 Million Revolver pursuant to a Commercial Guaranty (collectively with the $1 Million Revolver Agreement, the $1 Million Security Agreement and the $1 Million Note, the “$1 Million Revolver Documents”) executed on October 31, 2005 and dated September 30, 2005. The amount of the guaranty is unlimited.
     Each of the $1 Million Revolver Documents (collectively with the $1.427 Million Loan Documents, the “Loan Documents”) was filed as an exhibit to the registrant’s annual report on Form 10-K for the fiscal year ended July 31, 2005, and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 31, 2005, the Borrower executed the Loan Documents in connection with entry into the Loans. The terms of the Loans and of the Loan Documents are described in Item 1.01 of this current report on Form 8-K, which description is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 2, 2005

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary